Exhibit 99.1

Dialogic Inc. Reports Second Quarter 2013 Financial Results

MILPITAS, Calif.—(BUSINESS WIRE) — Dialogic Inc. (OTCQB: DLGC), the Network Fuel™ company, today announced second quarter results for the period ending June 30, 2013.

GAAP Results

Total Revenue for the second quarter of 2013 was $31.1 million compared to $33.8 million in the first quarter of 2013 and $36.9 million in the second quarter of 2012. Gross Margin for the second quarter of 2013 was 57.6% compared to 57.9% in the first quarter of 2013 and 45.2% in the second quarter of 2012. Operating Expense for the second quarter of 2013 was $23.2 million compared to $25.5 million in the first quarter of 2013 and $35.5 million in the second quarter of 2012. Net Loss for the second quarter of 2013 was $5.7 million, or $0.36 per share compared to $10.4 million, or $0.68 per share, in the first quarter of 2013 and $19.0 million, or $3.00 per share, in the second quarter of 2012. Cash on hand for the second quarter of 2013 was $8.4 million compared to $4.4 million in the first quarter of 2013 and $6.5 million in the second quarter of 2012.

Non-GAAP Results

Total Revenue for the second quarter of 2013 was $31.3 million compared to $34.0 million in the first quarter of 2013 and $37.6 million in the second quarter of 2012. Gross Margin for the second quarter of 2013 was 61.8% compared to 62.4% in the first quarter of 2013 and 65.2% in the second quarter of 2013. Operating Expense for the second quarter of 2013 was $20.6 million compared to $22.1 million in the first quarter of 2013 and $27.5 million in the second quarter of 2012. Adjusted EBITDA for the second quarter of 2013 was ($1.2) million compared to ($0.9) million in the first quarter of 2013 and ($3.0) million in the second quarter of 2012.

About Dialogic:

Dialogic (OTCQB:DLGC), the Network Fuel™ company, inspires the world’s leading service providers and application developers to elevate the performance of media-rich communications across the most advanced networks. We boost the reliability of any-to-any network connections, supercharge the impact of applications and amplify the capacity of congested networks. Forty-eight of the world’s top 50 mobile operators and nearly 3,000 application developers rely on Dialogic to redefine the possible and exceed user expectations.

For more information on Dialogic and the communications solutions energized by our technology, visit www.dialogic.com and www.dialogic.com/en/showcase. Also, visit our social media newsroom for the latest news, videos and blog posts.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to our ability to continue to achieve operational, organizational and financial savings through initiatives already in process or which may be put in process, generate positive cash flow and support continued revenue growth, the potential market for and market acceptance of our products, industry and competitive market conditions, gross margin expansion, creating new revenue opportunities, reducing operating expenses and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Dialogic’s business is set forth in the “Risk Factors” section in our Quarterly Report on Form 10-Q for the three months ended March 31, 2013, as filed with the SEC. These filings are available on a website maintained by the SEC http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Dialogic is a registered trademark and Network Fuel is a trademark of Dialogic Inc. or a subsidiary. (DLGC-IR)

GAAP Financial Tables

Dialogic Inc.

Consolidated Statements of Operations (GAAP)

(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue:
Products	$22,751	$26,954	$47,484	$59,442
Services	8,324	9,960	17,386	19,557

Total revenue	31,075	36,914	64,870	78,999

Cost of revenue:
Products	8,868	15,264	18,445	26,675
Services	4,303	4,978	8,944	10,149

Total cost of revenue	13,171	20,242	27,389	36,824

Gross profit	17,904	16,672	37,481	42,175

Operating expenses:
Research and development, net	7,083	11,370	15,116	24,193
Sales and marketing	8,356	11,063	17,604	22,674
General and administrative	7,629	8,806	15,589	16,391
Restructuring charges	114	4,246	326	4,303

Total operating expenses	23,182	35,485	48,635	67,561

Loss from operations	(5,278)	(18,813)	(11,154)	(25,386)
Other income (expense):
Interest and other expense, net	(13)	(66)	(53)	(149)
Interest expense	(2,532)	(2,943)	(4,899)	(7,043)
Change in fair value of warrants	2,479	3,338	1,273	405
Foreign exchange loss, net	(550)	(667)	(911)	(769)

Total other expense, net	(616)	(338)	(4,590)	(7,556)

Loss before provision (benefit) for income taxes	(5,894)	(19,151)	(15,744)	(32,942)
Income tax (benefit) provision	(207)	(112)	303	248

Net loss	$(5,687)	$(19,039)	$(16,047)	$(33,190)

Net loss per share—basic and diluted	$(0.36)	$(3.00)	$(1.03)	$(5.25)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	15,907	6,337	15,590	6,318

Dialogic Inc.

Consolidated Balance Sheets

(In thousands, except share and per share data)

	June 30, 2013	December 31, 2012
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$8,389	$6,501
Restricted cash	1,180	900
Accounts receivable, net of allowance of $2,211 and $1,217, respectively	24,482	32,422
Inventory	6,246	8,874
Other current assets	6,754	8,993

Total current assets	47,051	57,690
Property and equipment, net	4,995	5,978
Intangible assets, net	22,129	25,089
Goodwill	31,223	31,223
Other assets	2,111	2,147

Total assets	$107,509	$122,127

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$10,089	$16,994
Accrued liabilities	18,367	21,270
Deferred revenue, current portion	14,067	12,742
Bank indebtedness	15,188	11,717
Income taxes payable	889	1,007

Total current liabilities	58,600	63,730
Long-term debt, related parties, net of discount	70,692	66,536
Warrants	712	1,985
Other long-term liabilities	7,706	8,978

Total liabilities	137,710	141,229
Commitments and contingencies
Preferred stock, $0.001 par value:
Authorized—10,000,000 shares; Issued and outstanding—1 share	—	—
Stockholders’ deficit:
Common stock, $0.001 par value:
Authorized—200,000,000 shares; Issued and outstanding 15,948,782 and 14,415,652 shares, respectively	16	14
Additional paid-in capital	262,418	257,658
Accumulated other comprehensive loss	(22,237)	(22,423)
Accumulated deficit	(270,398)	(254,351)

Total stockholders’ deficit	(30,201)	(19,102)

Total liabilities and stockholders’ deficit	$107,509	$122,127

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Dialogic believes that presenting non-GAAP Adjusted EBITDA is useful to investors, because it reflects the operating performance of Dialogic. Dialogic management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. Dialogic considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to fund operating activities, service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA, as adjusted, eliminates the non-cash effect of tangible asset depreciation and amortization of intangible assets and stock-based compensation, as well as certain nonrecurring expenses. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities. The non-GAAP financial information Dialogic presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of GAAP financial measures to non-GAAP financial measures included elsewhere in this press release.

In respect of the foregoing, Dialogic provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

“EBITDA” is defined as earnings before interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA, plus adjustments for nonrecurring items or other adjustments. Adjusted EBITDA includes EBITDA but excludes restructuring and integration costs, product rationalization, non-cash stock compensation expense, purchase accounting adjustments, SEC inquiry expenses and other non-recurring transactions such as revenue reversals and bad debt charges, as well as other income (expense) items which include the change in the fair value of warrants and foreign exchange gain (loss). Dialogic considers Adjusted EBITDA as a key metric in evaluating its financial performance.

Non-GAAP Financial Tables

Dialogic Inc.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended June 30, 2013

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Adjusted EBITDA
Revenue:
Products	$22,751	—	—	—	—	92	—	—	$22,843
Services	8,324	—	—	—	—	131	—	—	8,455
Cost of revenue:
Products	8,868	(1,167)	—	—	(40)	—	—	—	7,661
Services	4,303	—	—	—	—	—	—	—	4,303
Operating expenses:
Research and development, net	7,083	(265)	—	—	(53)	—	—	—	6,765
Sales and marketing	8,356	(373)	—	—	(120)	—	—	—	7,863
General and administrative	7,629	(484)	(558)	—	(448)	—	28	(216)	5,951
Restructuring charges	114	—	(114)	—	—	—	—	—	—
Total other expense, net	(616)	—	—	—	—	—	—	616	—
Income tax benefit	(207)	—	—	—	—	—	—	207	—

Net loss	$(5,687)	2,289	672	—	661	223	(28)	625	$(1,245)

Net loss per share—basic and diluted	$(0.36)								$(0.08)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	15,907								15,907

Dialogic Inc.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended June 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$26,954	—	—	—	—	100	—	—	$27,054
Services	9,960	—	—	—	—	596	—	—	10,556
Cost of revenue:
Products	15,264	(2,052)	—	(4,821)	(74)	(215)	—	—	8,102
Services	4,978	—	—	—	—	—	—	—	4,978
Operating expenses:
Research and development, net	11,370	(430)	—	—	(120)	—	—	—	10,820
Sales and marketing	11,063	(833)	—	—	(154)	—	—	—	10,076
General and administrative	8,806	(289)	(1,264)	—	(217)	—	(416)	—	6,620
Restructuring charges	4,246	—	(4,246)	—	—	—	—	—	—
Total other expense, net	(338)	—	—	—	—	—	—	338	—
Income tax benefit	(112)	—	—	—	—	—	—	112	—

Net loss	$(19,039)	3,604	5,510	4,821	565	911	416	226	$(2,986)

Net loss per share—basic and diluted	$(3.00)								$(0.47)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	6,337								6,337

Dialogic Inc.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended March 31, 2013

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$24,733	—	—	—	—	25	—	—	$24,758
Services	9,062	—	—	—	—	133	—	—	9,195
Cost of revenue:
Products	9,577	(1,178)	—	(198)	(73)	—	—	—	8,128
Services	4,641	—	—	—	—	—	—	—	4,641
Operating expenses:
Research and development, net	8,033	(282)	—	—	(43)	—	—	—	7,708
Sales and marketing	9,248	(370)	—	—	(153)	—	—	—	8,725
General and administrative	7,960	(515)	(418)	—	(368)	—	63	(1,048)	5,674
Restructuring charges	212	—	(212)	—	—	—	—	—	—
Total other expense, net	(3,974)	—	—	—	—	—	—	3,974	—
Income tax provision	510	—	—	—	—	—	—	(510)	—

Net loss	$(10,360)	2,345	630	198	637	158	(63)	5,532	$(923)

Net loss per share—basic and diluted	$(0.68)								$(0.06)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	15,270								15,270

Investor Relations:

Dialogic Inc.

Andrew Goldberg, 973-967-6425

Senior Vice President, Marketing & Strategy

Andrew.Goldberg@dialogic.com

Source: Dialogic Inc.